UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 31, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-12N)

Lehman XS Trust, Series 2006-12N
(Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-129480	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 8.01. Other Events.

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-129480 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $1,834,507,000 in aggregate principal amount Class 1-A1A1, Class 1-A1A2, Class 1-A1B, Class 1-A2A1, Class 1-A2A2, Class 1-A2B, Class 1-A3A1A, Class 1-A3A1B, Class 1-A3A2A, Class 1-A3A2B, Class 1-A4A, Class 1-A4B, Class 2-A1A, Class 2-A1B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-12N on July 31, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 2, 2006, as supplemented by the Prospectus Supplement, dated July 28, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On July 31, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class M9	$12,093,000
Class P	N/A
Class C	N/A
Class X	N/A
Class R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2006, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”). The “Certificates” consist of the following classes: Class 1-A1A1, Class 1-A1A2, Class 1-A1B, Class 1-A2A1, Class 1-A2A2, Class 1-A2B, Class 1-A3A1A, Class 1-A3A1B, Class 1-A3A2A, Class 1-A3A2B, Class 1-A4A, Class 1-A4B, Class 2-A1A, Class 2-A1B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class X, Class P, Class C and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of mortgage loans - a pool of fully amortizing and balloon negative amortization adjustable rate and fixed rate, conventional, residential mortgage loans and a pool of fully amortizing negative amortization, conventional, residential mortgage loans - (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,860,559,409 as of July 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Terms Agreement, dated July 27, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated as of July 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of July 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loan Servicing Inc.

99.3	Flow Seller’s Warranties and Servicing Agreement, dated as of July 1, 2006, and amended as of June 16, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

99.4	Reconstituted Servicing Agreement, dated as of July 1, 2006, by and between Lehman Brothers Holdings Inc. and GMAC Mortgage Corporation.

99.5
Master Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2005, and amended as of August 16, 2005 and as of March 21, 2006, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation.

99.6	Reconstituted Servicing Agreement, dated as of July 1, 2006, by and between Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

99.7	Seller's Warranties and Servicing Agreement, dated as of July 1, 2003 and amended as of December 29, 2004 and as of June 28, 2006, by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

99.8	Seller’s Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

99.9	Reconstituted Servicing Agreement, dated as of July 31, 2006, by and between Lehman Brothers Holdings Inc. and Residential Funding Corporation.

99.10	Sale and Interim Servicing Agreement, dated as of June 29, 2006, by and between Lehman Brothers Holdings Inc. and Residential Funding Corporation.

99.11	Servicing Agreement, dated as of July 1, 2006, by and between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.12	Securitization Servicing Agreement, dated as of July 1, 2006, by and among GMAC Mortgage Corporation, Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.13
Interest Rate Cap Agreements relating to the Class 1-A2A1 and Class 1-A3A1A Certificates, respectively, each dated as of July 31, 2006, and each between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-12N.

99.14
Confirmations relating to the fixed rate and MTA swap agreements, respectively, each dated as of July 31, 2006, and each between IXIS Financial Products Inc. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-12N.

99.15	ISDA Master Agreement, dated as of July 31, 2006, by and between IXIS Financial Products Inc. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-12N.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: August 15, 2006

EXHIBIT INDEX

Exhibit No.	Description
1.1	Terms Agreement, dated July 27, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated as of July 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of July 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loan Servicing Inc.

99.3	Flow Seller’s Warranties and Servicing Agreement, dated as of July 1, 2006, and amended as of June 16, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

99.4	Reconstituted Servicing Agreement, dated as of July 1, 2006, by and between Lehman Brothers Holdings Inc. and GMAC Mortgage Corporation.

99.5
Master Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2005, and amended as of August 16, 2005 and as of March 21, 2006, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation.

99.6	Reconstituted Servicing Agreement, dated as of July 1, 2006, by and between Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

99.7	Seller's Warranties and Servicing Agreement, dated as of July 1, 2003 and amended as of December 29, 2004 and as of June 28, 2006, by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

99.8	Seller’s Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

99.9	Reconstituted Servicing Agreement, dated as of July 31, 2006, by and between Lehman Brothers Holdings Inc. and Residential Funding Corporation.

99.10	Sale and Interim Servicing Agreement, dated as of June 29, 2006, by and between Lehman Brothers Holdings Inc. and Residential Funding Corporation.

99.11	Servicing Agreement, dated as of July 1, 2006, by and between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.12	Securitization Servicing Agreement, dated as of July 1, 2006, by and among GMAC Mortgage Corporation, Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.13
Interest Rate Cap Agreements relating to the Class 1-A2A1 and Class 1-A3A1A Certificates, respectively, each dated as of July 31, 2006, and each between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-12N.

99.14
Confirmations relating to the fixed rate and MTA swap agreements, respectively, each dated as of July 31, 2006, and each between IXIS Financial Products Inc. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-12N.

99.15	ISDA Master Agreement, dated as of July 31, 2006, by and between IXIS Financial Products Inc. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-12N.